Exhibit 10.7

FOURTH AMENDMENT TO
SERIES B 6% SECURED CONVERTIBLE PROMISSORY NOTE

This Fourth Amendment, dated June 26, 2009, (this “Amendment”) amends certain provisions of the Series B 6% Secured Convertible Promissory Note in the original principal amount of $[_______], issued by AXS-One Inc., a Delaware corporation (the “Company”) (No. PN-2007-B-[_]), due May 29, 2009 and dated as of May 29, 2007 (as amended pursuant to the Prior Amendments (as defined below) and the Omnibus Agreement (as defined below), the “Note”), and is by and between the Company and [_______________] (the “Holder”).  Terms not otherwise defined herein which are defined in the Note shall have the same respective meanings herein as therein.

WHEREAS, the Note was previously amended pursuant to an Amendment to Series B 6% Secured Convertible Promissory Note due May 29, 2009, dated November 16, 2007, a Second Amendment to Series B 6% Secured Convertible Promissory Note due May 29, 2009, dated July 24, 2008, and a Third Amendment to Series B 6% Secured Convertible Note due May 29, 2009, dated October 30, 2008, in each case, by and between the Company and the Holder (together, the “Prior Amendments”);

WHEREAS, the Note was previously further amended pursuant to the Omnibus Amendment (the “Omnibus Agreement”) made and entered into as of May 29, 2009 among the Company, the Holder and each of the other investors a party thereto;

WHEREAS, on the date hereof, the Company issued in favor of certain purchasers (the “Purchasers”) promissory notes, in the aggregate principal amount of up to Two Hundred and Fifty Thousand Dollars ($250,000) (collectively the “June 2009 Notes”), and such June 2009 Notes were issued pursuant to the terms of a Standby Convertible Note Purchase Agreement dated as of the date hereof, among the Company and such Purchasers; and

WHEREAS, the Company and the Holder have agreed to modify certain terms and conditions of the Note as specifically set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to the Note.

(a)           The first paragraph of the header of the Note is hereby amended in its entirety to read as follows:

“THIS NOTE AND THE RIGHTS PROVIDED HEREIN ARE SUBJECT IN ALL RESPECTS TO THE TERMS OF THE THIRD AMENDED AND RESTATED SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH AMONG THE AGENT OF THE PAYEE, THE AGENT OF THE HOLDERS OF THE SERIES 2009 5% SECURED CONVERTIBLE PROMISSORY NOTES, THE AGENT OF THE HOLDERS OF THE SERIES A 6% SECURED CONVERTIBLE PROMISSORY NOTES, THE SERIES B 6% SECURED CONVERTIBLE PROMISSORY NOTES, THE SERIES C 6% SECURED CONVERTIBLE PROMISSORY NOTES (THE “NOVEMBER 2007 NOTES”), THE SERIES D 6% SECURED CONVERTIBLE PROMISSORY NOTES (THE “JULY 2008 NOTES”) AND THE SERIES E 6% SECURED CONVERTIBLE PROMISSORY NOTES (THE “OCTOBER 2008 NOTES”) AND SAND HILL FINANCE, LLC.”

(b)           The reference to “July 31, 2009” in Section 1(a) of the Note is hereby amended and replaced with “June 30, 2010”.

(c)           The following Section 6(h) is added to Section 6 of the Note following Section 6(g) thereof:

“(h)           The occurrence of any Event of Default under the June 2009 Notes (as Event of Default is defined in such June 2009 Notes). “June 2009 Notes” shall mean those Series 2009 5% Secured Convertible Promissory Notes issued and sold by the Company pursuant to that certain Standby Convertible Note Purchase Agreement by and among the Company and those purchasers as listed therein, dated on or around June 26, 2009.”

(d)           Section 12 of the Note is hereby deleted in its entirety and replaced with the following:

“12.           Amendments.  This Note may not be waived, modified or amended in any manner except in writing executed by the Company and the Majority Noteholders (as defined below) which writing shall be binding upon the Payee regardless of whether the Payee is among the holders actually executing such writing; provided that any such waiver, modification or amendment that would have a materially disproportionate adverse effect on the Payee’s rights hereunder compared to the holders of the other Promissory Notes, the November 2007 Notes, the July 2008 Notes and the October 2008 Notes shall require execution by the Payee.  “Majority Noteholders” shall mean the holders of a majority-in-interest of principal amount of all then-outstanding Promissory Notes, the November 2007 Notes, the July 2008 Notes and the October 2008 Notes.”

(e)           The second paragraph of Section 19 of the Note is hereby amended in its entirety to read as follows:

“THIS NOTE AND THE RIGHTS PROVIDED HEREIN ARE SUBJECT IN ALL RESPECTS TO THE TERMS OF THE THIRD AMENDED AND RESTATED SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH AMONG THE AGENT OF THE PAYEE, THE AGENT OF THE HOLDERS OF THE SERIES 2009 5% SECURED CONVERTIBLE PROMISSORY NOTES, THE AGENT OF THE HOLDERS OF THE SERIES A 6% SECURED CONVERTIBLE PROMISSORY NOTES, THE SERIES B 6% SECURED CONVERTIBLE PROMISSORY NOTES, THE SERIES C 6% SECURED CONVERTIBLE PROMISSORY NOTES (THE “NOVEMBER 2007 NOTES”), THE SERIES D 6% SECURED CONVERTIBLE PROMISSORY NOTES (THE “JULY 2008 NOTES”) AND THE SERIES E 6% SECURED CONVERTIBLE PROMISSORY NOTES (THE “OCTOBER 2008 NOTES”) AND SAND HILL FINANCE, LLC.”

2.           Acknowledgment and Waiver.  Notwithstanding the provisions of Section 4 of the Note, the Holder hereby acknowledges that the June 2009 Notes issued pursuant to the Standby Convertible Note Purchase Agreement shall be senior to the indebtedness evidenced by the Note, and the Holder hereby waives any rights or claims that such issuance constitutes or gives rise to an Event of Default or that the Company is otherwise in violation of the Note or any related agreements as a result of such issuance.

3.           Ratification, Etc.  Except as expressly amended hereby, all terms and conditions of the Note, as amended, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The obligations under the Note shall be deemed to be continuously outstanding and shall not be deemed to have been repaid and readvanced or refinanced hereunder or hereby.  The Note, the Prior Amendments, the Omnibus Agreement and this Amendment shall be read and construed as a single agreement.  All references to the Note shall hereafter refer to such Note, as amended pursuant to the Prior Amendments, the Omnibus Agreement and hereby.

4.           No Novation.  THE COMPANY AND THE HOLDER HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND CERTAIN OF THE TERMS OF THE NOTE.  THEY DO NOT INTEND THIS AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH THE NOTE.

5.           No Waiver.  Except as expressly set forth herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect, any obligation of the Company under any Note or any rights of any Holder consequent thereon.

6.           Counterparts; Facsimile Execution.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.  In the event that any signature is delivered by facsimile or other means of electronic image transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to conflict of laws).

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Company:

AXS-ONE INC.

By:
Name:
Title:

Holder:

Print Exact Name: ____________________

By: ___________________________
Name:
Title:

[Signature Page to Fourth Amendment to
Series B 6% Secured Convertible Promissory Note]